                                                               EXHIBIT (h)(5)(c)

                   AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

       Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on October 1, 2001, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on December 31, 2002.

                                          AMERICAN GENERAL LIFE
                                           INSURANCE COMPANY
                                          By its authorized officer,

                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________


                                          MFS VARIABLE INSURANCE TRUST,
                                          on behalf of the Portfolios
                                          By its authorized officer,

                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________



                                          MASSACHUSETTS FINANCIAL SERVICES
                                          COMPANY
                                          By its authorized officer,


                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________

                                                         As of December 31, 2002

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

===================================================================================================================================
                 NAME OF SEPARATE
                 ACCOUNT AND DATE                                POLICIES FUNDED                            PORTFOLIOS
         ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                    APPLICABLE TO POLICIES

===================================================================================================================================
 American General Life Insurance Company Separate   Platinum Investor I Flexible Premium Life      MFS Emerging Growth Series
                   Account VL-R                                  Insurance Policy                  MFS Research Series
                   (May 1, 1997)                              Policy Form No. 97600                MFS Capital Opportunities Series
                                                                                                   MFS New Discovery Series

                                                    Platinum Investor II Flexible Premium Life
                                                                 Insurance Policy
                                                              Policy Form No. 97610

                                                            Corporate America-Variable
                                                              Life Insurance Policy
                                                              Policy Form No. 99301

                                                       Platinum Investor Survivor Variable
                                                              Life Insurance Policy
                                                              Policy Form No. 99206

                                                              Platinum Investor III
                                                              Flexible Premium Life
                                                                 Insurance Policy
                                                              Policy Form No. 00600

                                                          Platinum Investor Survivor II
                                                          Variable Life Insurance Policy
                                                              Policy Form No. 01206

                                                              Platinum Investor PLUS
                                                      Flexible Premium Life Insurance Policy
                                                              Policy Form No. 02600

                                                               Legacy Plus Variable             MFS Emerging Growth Series
                                                              Life Insurance Policy
                                                              Policy Form No. 98615

                                                               The One VUL Solution             MFS Growth with Income Series
                                                          Variable Life Insurance Policy
                                                              Policy Form No. 99615

                                                                  AG Legacy Plus                MFS Emerging Growth Series
                                                          Variable Life Insurance Policy        MFS New Discovery Series
                                                              Policy Form No. 99616

----------------------------------------------------------------------------------------------------------------------------------

      American General Life Insurance Company           Platinum Investor Variable Annuity      MFS Emerging Growth Series
                Separate Account D                            Policy Form No. 98020             MFS Research Series
                (November 19, 1973)                                                             MFS Capital Opportunities Series
                                                                                                MFS New Discovery Series
----------------------------------------------------------------------------------------------------------------------------------

                                                         As of December 31, 2002

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

==================================================================================================================================
                 NAME OF SEPARATE
                 ACCOUNT AND DATE                                POLICIES FUNDED                            PORTFOLIOS
         ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                    APPLICABLE TO POLICIES

==================================================================================================================================
      American General Life Insurance Company           EquiBuilder II and EquiBuilder III      Fidelity VIP Money Market
              Separate Account VUL-2                           VUL Flexible Premium             Fidelity VIP High Income
                  (April 9, 1991)                   Variable Universal Life Insurance Policies  Fidelity VIP Equity-Income
                                                              Policy Form No. T1735             Fidelity VIP Growth
                                                                                                Fidelity VIP Overseas
                                                                                                Fidelity VIP Investment Grade Bond
                                                                                                Fidelity VIP Asset Manager
                                                                                                Fidelity VIP Index 500
                                                                                                Fidelity VIP Asset Manager: Growth
                                                                                                Fidelity VIP Contrafund
                                                                                                MFS Emerging Growth Series
                                                                                                MFS Research Series
                                                                                                MFS Investors Trust Series
                                                                                                MFS Total Return Series
                                                                                                MFS Utilities Series
                                                                                                MFS Capital Opportunities Series

----------------------------------------------------------------------------------------------------------------------------------

      American General Life Insurance Company                    The Chairman VA                Fidelity VIP Money Market
               Separate Account VA-1                          Combination Fixed and             Fidelity VIP High Income
                  (May 22, 1996)                            Variable Annuity Contract           Fidelity VIP Equity-Income
                                                          Contract Nos. T1575 and T1575Z        Fidelity VIP Growth
                                                                                                Fidelity VIP Overseas
                                                                                                Fidelity VIP Investment
                                                                                                    Grade Bond
                                                                                                Fidelity VIP Asset Manager
                                                                                                Fidelity VIP Index 500
                                                                                                Fidelity VIP Contrafund
                                                                                                MFS Emerging Growth Series
                                                                                                MFS Research Series
                                                                                                MFS Investor Trust Series
                                                                                                MFS Total Return Series
                                                                                                MFS Utilities Series
                                                                                                MFS Capital Opportunities Series

----------------------------------------------------------------------------------------------------------------------------------